July 10, 2023

BNY MELLON INVESTMENT FUNDS V, INC.

– BNY Mellon Large Cap Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Donald M. Sauber is the fund's primary portfolio manager, a position he has held since February 2018. Mr. Sauber is a portfolio manager and senior equity analyst at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

The following information supersedes and replaces the third paragraph in the section "Fund Details – Management" in the prospectus:

Donald M. Sauber is the fund's primary portfolio manager, a position he has held since February 2018. Mr. Sauber is a portfolio manager and senior equity analyst at BNY Mellon Wealth Management and has been a member of the BNY Mellon Large Cap Equity Team since 2006. He also is an employee of BNYM Investment Adviser since February 2018 and manages the fund in his capacity as an employee of BNYM Investment Adviser.

6535STK0723